SPDR® Series Trust

SPDR Bloomberg Barclays Mortgage Backed Bond ETF

(the “Fund”)

Supplement dated May 29, 2018 to the Prospectus and SAI

dated October 31, 2017, as supplemented

Effective May 30, 2018, SSGA Funds Management, Inc., the investment adviser to the Fund, has agreed to reduce the Fund’s management fee from 0.20% to 0.06% of the Fund’s average daily net assets. Accordingly, the fee table and example table in the section “FEES AND EXPENSES OF THE FUND” on page 57 of the Prospectus are deleted and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management fees[1]	0.06%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Acquired fund fees and expenses[2]	0.01%
Total annual Fund operating expenses[1]	0.07%
Less contractual fee waiver [3]	(0.01)%
Net annual Fund operating expenses[1]	0.06%

[1]	The Fund’s “Management fees,” “Total annual Fund operating expenses” and “Net annual Fund operating expenses” have been restated to reflect a reduction in the Fund’s “Management fees.”
[2]	“Acquired fund fees and expenses” are not included in the Fund’s financial statements, which provide a clearer picture of the Fund’s actual operating costs.
[3]	SSGA Funds Management, Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses in an amount equal to any acquired fund fees and expenses (excluding holdings in acquired funds for cash management purposes, if any) until October 31, 2018. This waiver and/or reimbursement does not provide for the recoupment by the Adviser of any amounts waived or reimbursed. The Adviser may continue the waiver and/or reimbursement from year to year, but there is no guarantee that the Adviser will do so and the waiver and/or reimbursement may be cancelled or modified at any time after October 31, 2018. This waiver and/or reimbursement may not be terminated prior to October 31, 2018 except with the approval of the Fund’s Board of Trustees.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the Fund’s contractual fee waiver and/or expense reimbursement only in the periods for which the contractual fee waiver and/or expense reimbursement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3	Year 5	Year 10
$6	$22	$39	$89

Additionally, effective May 30, 2018, all additional references in the Prospectus and SAI to the Fund’s management fee are revised as indicated above.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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